UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2021

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at sixteen, (2) election of sixteen directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation, (4) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2021, (5) revision of outdated information in the Corporation’s Amended and Restated Articles of Incorporation, and (6) inclusion of provisions in the Corporation’s Amended and Restated Articles of Incorporation to provide for majority voting in uncontested elections of directors.

At the Meeting, all sixteen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Fix the number of directors at sixteen	82,756,497	97.87	1,651,898	1.95	153,431	0.18	11,667,253

Election of Directors	For	%	Against	%	Abstain	%	Broker Non-Votes
Jay D. Burchfield	83,888,028	99.20	520,770	0.62	153,028	0.18	11,667,253
Marty D. Casteel	83,581,122	98.84	840,194	0.99	140,510	0.17	11,667,253
William E. Clark, II	78,609,167	92.96	5,808,802	6.87	143,858	0.17	11,667,253
Steven A. Cosse	82,573,614	97.64	1,847,707	2.19	140,505	0.17	11,667,253
Mark C. Doramus	83,605,324	98.87	809,762	0.96	146,741	0.17	11,667,253
Edward Drilling	83,172,521	98.36	1,235,804	1.46	153,502	0.18	11,667,253
Eugene Hunt	83,418,051	98.65	1,000,866	1.18	142,910	0.17	11,667,253
Jerry Hunter	83,425,646	98.65	987,151	1.17	149,030	0.18	11,667,253
Susan Lanigan	83,082,160	98.25	1,331,666	1.57	148,002	0.18	11,667,253
George A. Makris, Jr.	81,783,450	96.71	2,634,130	3.12	144,246	0.17	11,667,253
W. Scott McGeorge	83,035,083	98.20	1,387,644	1.64	139,100	0.16	11,667,253
Tom E. Purvis	84,072,923	99.42	340,067	0.40	148,836	0.18	11,667,253
Robert L. Shoptaw	82,566,650	97.64	1,852,072	2.19	143,104	0.17	11,667,253
Julie Stackhouse	84,187,522	99.55	224,892	0.27	149,413	0.18	11,667,253
Russell Teubner	84,176,751	99.54	234,451	0.28	150,626	0.18	11,667,253
Mindy West	83,606,602	98.87	715,433	0.85	239,792	0.28	11,667,253

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	82,712,717	97.82	1,373,808	1.62	475,301	0.56	11,667,253

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2021	94,694,139	98.41	1,378,285	1.43	156,657	0.16	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Revision of outdated information in the Corporation’s Amended and Restated Articles of Incorporation	84,257,228	99.64	84,896	0.10	219,703	0.26	11,667,253

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Inclusion of provisions in the Corporation’s Amended and Restated Articles of Incorporation to provide for majority voting in uncontested elections of directors	83,950,033	99.27	377,565	0.45	234,229	0.28	11,667,253

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: May 21, 2021	Robert A. Fehlman, President and Chief Operating Officer